HARSCO
Insight onsite.™



HARSCO

Credit Suisse
Small & Mid Cap Conference

September 16, 2014

© 2014 Harsco Corporation. All rights reserved.

Administrative Items

HARSCO
Insight onsite.

Forward-Looking Statements

The Company's presentation contain forward-looking statements based on management's current expectations, estimates and projections. The nature of the Company's business and the many countries in which it operates subject it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. In accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the results contemplated by forward-looking statements, including the expectations and assumptions expressed or implied herein. Forward-looking statements contained herein could include, among other things, statements about management's confidence in and strategies for performance; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as "may," "could," "expect," "anticipate," "intend," "believe," "likely," "estimate," "plan" or other comparable terms.

Factors that could cause actual results to differ, perhaps materially, from those implied by forward-looking statements include, but are not limited to: (1) changes in the worldwide business environment in which the Company operates, including general economic conditions; (2) changes in currency exchange rates, interest rates, commodity and fuel costs and capital costs; (3) changes in the performance of equity and bond markets that could affect, among other things, the valuation of the assets in the Company's pension plans and the accounting for pension assets, liabilities and expenses; (4) changes in governmental laws and regulations, including environmental, occupational health and safety, tax and import tariff standards; (5) market and competitive changes, including pricing pressures, market demand and acceptance for new products, services and technologies; (6) unforeseen business disruptions in one or more of the many countries in which the Company operates due to political instability, civil disobedience, armed hostilities, public health issues or other calamities; (7) the seasonal nature of the Company's business; (8) the Company's ability to successfully enter into new contracts and complete new acquisitions or strategic ventures in the time-frame contemplated, or at all; (9) the integration of the Company's strategic acquisitions; (10) the amount and timing of repurchases of the Company's common stock, if any; (11) the prolonged recovery in global financial and credit markets and economic conditions generally, which could result in the Company's customers curtailing development projects, construction, production and capital expenditures, which, in turn, could reduce the demand for the Company's products and services and, accordingly, the Company's revenues, margins and profitability; (12) the outcome of any disputes with customers, contractors and subcontractors; (13) the financial condition of the Company's customers, including the ability of customers (especially those that may be highly leveraged and those with inadequate liquidity) to maintain their credit availability; (14) the Company's ability to successfully implement and receive the expected benefits of cost-reduction and restructuring initiatives, including the achievement of expected cost savings in the expected time frame; (15) the ability to successfully implement the Company's strategic initiatives and portfolio optimization and the impact of such initiatives, such as the Harsco Metals & Minerals Segment's Improvement Plan; (16) the ability of the strategic venture between the Company and Clayton, Dubilier & Rice ("CD&R") to effectively integrate the Company's Infrastructure business and the Brand Energy & Infrastructure Services business and realize the synergies contemplated by the transaction; (17) the Company's ability to realize cost savings from the divestiture of the Infrastructure business, as well as the transaction being accretive to earnings and improving operating margins and return on capital; (18) the amount ultimately realized from the Company's exit from the strategic venture between the Company and CD&R and the timing of such exit; (19) risk and uncertainty associated with intangible assets; and (20) other risk factors listed from time to time in the Company's SEC reports. A further discussion of these, along with other potential risk factors, can be found in Part I, Item 1A, "Risk Factors," of the Company's Annual Report on Form 10-K for the year ended December 31, 2013. The Company cautions that these factors may not be exhaustive and that many of these factors are beyond the Company's ability to control or predict. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company undertakes no duty to update forward-looking statements except as may be required by law.

Non-GAAP Measures

Throughout this presentation, the Company refers to certain non-GAAP measures, including, without limitation, adjusted operating income (loss) from continuing operations, adjusted operating income margin, adjusted diluted earnings per share from continuing operations, return on invested capital and free cash flow. For a reconciliation of non-GAAP measures to U.S. GAAP results and the Company's rationale for its usage of non-GAAP measures, see the Appendix in this presentation.

© 2014 Harsco Corporation. All rights reserved.

Key Takeaways

HARSCO
Insight onsite.

- Much has been accomplished over the past several quarters:
  - ✓ Sale of Infrastructure business into joint venture with CD&R and Brand
  - ✓ "Right-sized" corporate overhead structure
  - ✓ Realigned employee incentive program
  - ✓ Built strategic plans including plan to double ROIC in Metals & Minerals segment
  - ✓ Awarded two $100+M Rail track maintenance equipment contracts in Switzerland
  - ✓ Project Orion benefits tracking at high-end of initial targets
- Underlying trends in the businesses are positive; full year adjusted operating profit +10-20% versus 2013
- Brand JV operating results in line with plan and investment value is expected to grow meaningfully in the coming years
- Management team complete except for CFO and leadership team focused on executing plans to significantly boost performance
- Project Orion "triage" efforts on underperforming contracts and Phase II implementation are being accelerated
- Longer-term outlook for business is attractive with Harsco targeting ROIC of 10–12% for 2017 versus 6% in 2013

© 2014 Harsco Corporation. All rights reserved.

Transforming Harsco: Committed to Top Quartile Returns for Our Shareholders


Returns above cost of capital
Balanced portfolio
Reasonable financial leverage
Turnaround Metals & Minerals
Optimize portfolio – grow Rail and Industrial
Develop active, lean corporate center
Rigorous focus on return-based capital allocation
Management team building strong core capabilities

© 2014 Harsco Corporation. All rights reserved.

Harsco at a Glance

HARSCO Insight onsite.

Diversified global engineered products and services company

HARSCO METALS & MINERALS

Revenue: ~$1.4 B

Global market leader in mill services

- 170 customer sites in 30+ countries
- Deep operational expertise providing onsite logistics
- Premier provider for resource recovery and environmental solutions

HARSCO INDUSTRIAL

Revenue: ~$365 MM

Highly engineered OEM to energy mkts

- AXC: A leader in high quality air-cooled heat exchangers
- IKG: leading metal grating products
- PK: innovative commercial boilers and water heaters

HARSCO RAIL

Revenue: ~$285 MM

Customized provider of maintenance equip.

- Leader in US rail maintenance
- Strong installed base of customers
- Present in attractive high-growth markets
- Strong aftermarket business

BRAND ENERGY & INFRASTRUCTURE SERVICES

Revenue: ~$3B

29% stake in leading industrial service provider

- Global market leader
- Steady stream of recurring revenues
- Broad portfolio of services
- Exposure to energy markets

Note: All revenues for Harsco Metals & Minerals, Rail, and Industrial Segments are 2013 actual revenues. Brand revenues are estimated.

© 2014 Harsco Corporation. All rights reserved.

Financial Strategy

HARSCO
Insight onsite.

- **Primary focus is return on invested capital**
  - Improve capital allocation and boost efficiency in Metals & Minerals
  - Growth in Rail and Industrial will be accretive to ROIC
- **Expect moderate growth in revenue over the next three years; cash earnings to outpace top-line growth**
  - Metals & Minerals initiatives drive margin improvement
  - Growth in Rail and Industrial driven by organic activities and perhaps acquisitions
- **Notable improvement in cash flow expected**
  - 2014 will be "transition year" for Metal & Minerals for capital spending
  - Attractive acquisitions will be pursued in Rail and Industrial
  - Will maintain dividend per share
  - Financial leverage to remain consistent with current position
- **Value of minority stake in Brand joint venture expected to grow significantly over next three years**

Note: ROIC = NOPAT / total capital; NOPAT = net operating profit after tax; total capital = total debt + total equity. Excludes special items.

© 2014 Harsco Corporation. All rights reserved.

Summary of Harsco Financial Targets

HARSCO
Insight onsite.

Key assumptions

- Modest growth in end markets
- Rail successful in winning major new contracts
- Includes benefits from major initiatives in Metals & Minerals
- Improvements in contract and product mix
- Price and efficiency gains exceed inflation
- Limited growth capital for Metals & Minerals
- Brand joint venture performs in-line with original financing assumptions
- Excludes Infrastructure results in 2013 and any future acquisitions

Expected impact

ROIC improves from ~6% in 2013 to 10 – 12% in 2017

EBITDA improves from ~$330MM in 2013 to $440 – $480MM in 2017

Free Cash Flow increases from ~$20MM in 2013 to $115 – $150MM in 2017

Debt/EBITDA range 2.0x – 2.5x

EBITDA interest coverage improves from ~8x to ~11x

Note: ROIC = NOPAT / total capital; NOPAT = net operating profit after tax; total capital = total debt + total equity. Excludes special items.

© 2014 Harsco Corporation. All rights reserved.

2014 Outlook

HARSCO Insight onsite.

Highlights

- Industrial experiencing favorable volume growth and operating leverage; Hammco acquisition also accretive
- Rail performing in line with plan and prior year as aftermarket parts contributions offset expiration of China contract
- LST and nickel pricing driving higher revenues within Metals & Minerals; net contract churn also positive to results
- Project Orion benefits (excluding one-time charge) increased to $5-7 million from $3-5 million
- Free cash flow improved due to Rail advances and reduction in capital spending
- Brand JV cash earnings consistent with expectations; equity income forecasted to be $5-10 million

Challenges

- Metals & Minerals – LST, pricing and contract movements offset by slower ramp-up at select new sites and contract exits
- Bad debt expense in Metals & Minerals
- Market challenges in Industrial outside the U.S.
- Industrial – declining natural gas prices are a risk
- Special items complicate reported versus underlying operating results

© 2014 Harsco Corporation. All rights reserved.

2014 Outlook

HARSCO
Insight onsite.

	2013*	2014 Outlook*
Adjusted Operating Income	$152 million	**$170 to $180 million**
Free Cash Flow	$20 million	**$35 million to $65 million**
ROIC	6%	**7.5% to 8.0%**
Net Interest Expense	$48 million	**$43 million to $47 million**
Effective Tax Rate	NMF	**31% to 33%**
Adjusted Earnings per Share	$0.87	**$0.92 to $1.04**

*Excludes special items and Harsco Infrastructure Segment.

© 2014 Harsco Corporation. All rights reserved.

Metals & Minerals – Case for Change

HARSCO
Insight onsite.

Historical focus on growth, as opposed to return on capital, has produced weak operating performance. Poor execution and the decline of the global steel industry have also contributed.



% of customer sites
100
100
80
60
40
20
0
Total
Acceptable performers
Start-up
Ramp-down
Under performers



Free Cash Flow
ROIC
$70
$60
$50
$40
$30
$20
$10
$0
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2011
2012
2013
2014F

	2011	2012	2013	2014F
FCF	$56	$61	$54	$30-40
ROIC	6.8%	5.9%	5.1%	5.0-5.5%

(1) Free Cash Flow is calculated as net cash provided by operating activities less capital expenditures plus proceeds from asset sales and capital expenditures for strategic ventures.
(2) Segment ROIC is calculated as segment net operating profit after tax (NOPAT) divided by net operating assets.

© 2014 Harsco Corporation. All rights reserved.

Metals & Minerals Improvement Plan - What is Different

HARSCO
Insight onsite.

- Extensive analysis of performance drivers on a contract-by-contract basis
- Broad internal involvement and support
- Outside support provided relevant benchmarks and analytical rigor
- Focus not simply on cost, but also on core processes and organizational structure
- Early success with pilot contracts and sites underpins projections
- Dedicated project office to drive execution and monitor progress against milestones

© 2014 Harsco Corporation. All rights reserved.

Project Orion - Update

HARSCO
Insight onsite.

- There are four work streams; summary of accomplishments to date:

1. Above Site Improvements	2. At-Site Improvements	3. Bid & Contract Management	4. Under-performing Sites
• Communication complete • New organization launched 6/1/2014, incl. headcount reduction • Above-site immersion sessions held	• Indirect headcount reduction in progress • Operational improvements being validated and pursued at multiple sites globally	• New org structure in place • Process developed and pilots imminent	• Refined underperformer turnaround process • Prioritized sites • Multiple sites under 'triage'

- Projection of Phase I Simplification savings now expected to be approximately $25 million or at high end of prior range ($20 to $25 million)
  - Workforce changes 10% above plan; related savings 15% favorable

- Orion Implementation Office launched and operational with monitoring capabilities for all work streams (headcount reduction, site optimization, underperformers, etc.)

- "The Harsco Way" being established in site level optimization

© 2014 Harsco Corporation. All rights reserved.

Project Orion – Underperforming Contracts

HARSCO
Insight onsite.

Underperforming sites are prioritized based on 'fastest return' …



High
Impact
• ROIC (<10%)
• Net gap (NOPAT)
• Cash gap (GP+depr)
• Size of site (sales)
Low
High
Low
Effort
• Dependency on operational improvement (low vs. high) – proxy: % indirect deviation from model (based on correlation)
• Applicable circumstances for renegotiation (or applying negotiated terms) – yes/no

… and triage efforts expanded beyond pilot sites identified in early 2014



June
July
August
September
October
November
December
Team planning
Key updates
Pilot
Triage Team 1
Triage Team 2
MMLT
…

© 2014 Harsco Corporation. All rights reserved.

Metals & Minerals - Financial Targets

HARSCO
Insight onsite.

Category	2013 *Actuals*	Long-Range Plan *2017 range around base*
Revenue	$1.4B	$1.3-$1.4B
EBIT[1] Margin	7%	10-11%
FCF	$54M	$130-$150M
ROIC%	5%	8-9%[2]

(1) Excludes impact of special items
(2) 12-13% excluding goodwill

EBIT: Segment operating income as reported in 10-K
FCF: Net cash provided by operating activities less capital expenditures plus proceeds from asset sales and capital expenditures for strategic ventures
Segment ROIC is calculated as segment net operating profit after tax (NOPAT) divided by net operating assets.

© 2014 Harsco Corporation. All rights reserved.

Summary and Major Priorities

HARSCO
Insight onsite.

- Achieve 2014 financial plan; underlying business trends are attractive
- Business focus and financial outlook have remained consistent
- Execute Metals & Minerals Improvement Plan; capital allocation to this business will be closely linked to successful execution of Project Orion
- Secure additional growth opportunities in Industrial and Rail
- Continue to develop "continuous improvement" culture
- Complete build-out of leadership team
- Successful execution in 2014 will position Harsco for step-change improvement or doubling of capital returns over the next few years

© 2014 Harsco Corporation. All rights reserved.

Transforming Harsco: Committed to Top Quartile Returns for Our Shareholders

HARSCO
Insight onsite.


Returns above cost of capital
Balanced portfolio
Reasonable financial leverage
Turnaround Metals & Minerals
Optimize portfolio – grow Rail and Industrial
Develop active, lean corporate center
Rigorous focus on return-based capital allocation
Management team building strong core capabilities

© 2014 Harsco Corporation. All rights reserved.





Appendix

© 2014 Harsco Corporation. All rights reserved.

Metals & Minerals at a Glance

HARSCO Insight onsite.

- **Global market leader in 30 countries**
  - Mill services
  - Resource recovery
  - Environmental solutions
- **~75 customers globally**
- **~170 customer sites**
- **Broad operational expertise providing targeted customer solutions**

Revenue Breakdown by Region



Eastern Europe 4%
ME & Africa 5%
APAC 8%
North America 26%
Latin America 16%
Western Europe 41%

Revenues ($ MM)



-2%
1,500
1,000
500
0
1,462
1,588
1,404
1,356
2010
2011
2012
2013

ROIC ~5%

Note: Revenue breakdown from 2013. Segment ROIC for 2013 = segment net operating profit after tax (NOPAT) divided by net operating assets.

© 2014 Harsco Corporation. All rights reserved.

Industrial at a Glance

HARSCO
Insight onsite.

- **Three businesses with premium quality products and powerful 100+ year brand heritage**
- **Broad attractive end markets – energy and construction**
- **Strong position in US, with expanding international presence**
- **Strong growth in revenues with healthy margins**
- **Focus on lean/CI principles**

Revenue Breakdown by Market



Australia 4%
Others 1%
Canada 4%
Mexico 9%
USA 82%

Revenues ($ MM)



+16%
400
200
0
232
306
353
366
2010
2011
2012
2013

ROIC~ 60%

Note: Revenue breakdown from 2013. Segment ROIC for 2013 = segment net operating profit after tax (NOPAT) divided by net operating assets.

© 2014 Harsco Corporation. All rights reserved.

Rail at a Glance

HARSCO
Insight onsite.

- Strong base in NA markets and China
- Profitable recurring aftermarket parts and services
- Expanding core capabilities globally (NPD, Engineering & Manufacturing)
- Leveraged China Rail order to pursue other large global tender opportunities
- Focus on lean/CI principles
- Scalable business in a highly fragmented market



Revenue Breakdown by Region
South America 1%
Europe 14%
North America 64%
ROW 9%
China 12%



Revenues ($ MM)
400
300
200
100
0
90
50
84
34
223
250
268
252
+6% Base
China MOR
Base
2010
2011
2012
2013
ROIC ~30%

Note: Revenue breakdown from 2013. Segment ROIC for 2013 = segment net operating profit after tax (NOPAT) divided by net operating assets.

© 2014 Harsco Corporation. All rights reserved.

Expected Value of Brand Infrastructure Stake

HARSCO Insight onsite.

BRAND
ENERGY & INFRASTRUCTURE SERVICES


29% Harsco
71% CD&R

Total equity = $0.8 B

Modeling Assumptions

- ~10% CAGR EBITDA growth
- $300 – $400 MM debt reduction
- 8x exit multiple


29% Harsco
71% CD&R

Total equity $1.7 – $2.2 B

Cash proceeds ~$330 MM[1]

Expected exit proceeds $500 - $650 MM


2014
2015
2016
....
Exit date

Annual payments $14MM (after-tax) until "knocked out"

1. Includes ~$30MM from working capital

© 2014 Harsco Corporation. All rights reserved.

Business Sensitive to Many Macro Drivers

HARSCO
Insight onsite.

Many business drivers

Logistics
- Liquid Steel Production
- Fixed fees
- Equipment / labor rental demand
- Fuel cost
- Inflation

Resource recovery
- Scrap price
- Nickel price
- Chrome price
- Iron price

Environmental products
- Abrasive demand & price
- Roofing demand & price

Expect slight increase in most significant

Liquid Steel Production



mmt
+4%
2000
0
10
11
12
13
14E
15E
16E

Scrap price[1]



% change y/y
0%
-20%
12
13
14E
15E
16E

Nickel price



$ / lb
20
10
0
9.9
10.4
7.9
6.8
7.2
8.1
8.8
10
11
12
13
14E
15E
16E

Generally drive bottom line

Within current scope of operations…

~0.8% liquid steel production equals ~1% OI improvement

~5% scrap price increase equals ~1% OI improvement

$0.20 Nickel price increase equals ~1% OI improvement

Impact to bottom line not linear

1. Reflects US and European Shredded, and HMS #1 forecasts

Source: World Steel Association, Goldman Sachs and Deutsche Bank

© 2014 Harsco Corporation. All rights reserved.

Q2 2014 Financial Summary

HARSCO
Insight onsite.

Highlights

- Q2 adjusted operating income within expected range:
  - $41M versus guidance of $40-45M
  - Rail and Industrial performance strong via favorable mix and organic growth
- Net contract outcomes in M&M positive for 3rd consecutive quarter
- Hammco contributions increased
- Infrastructure working capital adjustments settled
- Brand cash earnings consistent with expectations

Challenges

- Earnings and margins below prior year due to retained Infrastructure costs, difficult Rail comparison, and favorable Q1 timing impacts
- Metals & Minerals impacted by bad debt reserves
- Free cash flow ahead of expectations, but due largely to deferral of capital spending
- Special items complicate reported versus underlying operating results
- Brand JV contributed loss of $3 million due foreign exchange losses and restructuring costs

© 2014 Harsco Corporation. All rights reserved.

Q2 2014 Key Performance Indicators [1]

HARSCO
Insight onsite.

($ - millions, except EPS)		Change vs. 2013	
	Second Quarter	**$**	**%**
Revenues	535	26	5%
Adjusted Operating Income	41	(8)	(16)%
% of Sales	7.6%		(190)bps
Adjusted Earnings Per Share	$0.17	$(0.12)	(41)%
Free Cash Flow	20	16	nmf
ROIC	6.1%		(10)bps

(1) Excludes special items and Infrastructure segment results.

© 2014 Harsco Corporation. All rights reserved.

Q2 Earnings Bridge – Reported to Adjusted

HARSCO Insight onsite.

($ - millions, except EPS)	Operating Income	EPS
Reported	6.2	(0.19)
Infrastructure loss on disposal	3.2	0.04
Infrastructure Transaction costs	0.2	-
M&M Project Orion charges	8.5	0.11
M&M contract termination charges	11.6	0.14
M&M site exit and underperforming contract charges	10.9	0.13
Income Tax - above items	-	(0.06)
Adjusted	40.6	0.17

© 2014 Harsco Corporation. All rights reserved.

Q3 2014 Outlook

HARSCO
Insight onsite.

- Q3 adjusted operating income is expected to be between $43 to $48 million versus $41 million in Q3 2013*
- Adjusted earnings per share of $0.26 to $0.31
- Year-over-year changes include:
  - Positive net contract changes in Metals & Minerals
  - Project Orion benefits
  - Hammco accretion and organic growth elsewhere in Industrial
  - Improved mix in Rail
  - Pension costs retained from Infrastructure business

*Excludes Infrastructure segment results

© 2014 Harsco Corporation. All rights reserved.

2014 Segment Outlook

HARSCO Insight onsite.

Excluding non-recurring items		2014 versus 2013
Metals & Minerals	Revenues	↑ low single digits
	Operating Income	↑ high single to low double digits
	Drivers	+ Improved contract mix, LST and nickel prices - New contract ramp-up and site exits
Industrial	Revenues	↑ high single to low double digits
	Operating Income	↑ low double digits
	Drivers	+ Growth of high margin core business + Efficiency improvements + Hammco acquisition - Weak Australian market
Rail	Revenues	~10% excluding CRC (stable including CRC)*
	Operating Income	Flat
	Drivers	+ Core machine and parts volume + Lower depreciation - Expiration of China rail contract
Corporate Costs		Cost reductions offset by investments, incentives and pension costs

*2013 equipment sales to China Railway Corporation

© 2014 Harsco Corporation. All rights reserved.

Reconciliation of Non-GAAP Measures

HARSCO Insight onsite.

HARSCO CORPORATION RETURN ON INVESTED CAPITAL EXCLUDING SPECIAL ITEMS AND HARSCO INFRASTRUCTURE SEGMENT (a) (in thousands)	Trailing Twelve Months for Period Ended December 31, 2013
Net loss from continuing operations, as reported	($216,696)
Special items:	
- Harsco Infrastructure Segment loss on disposal.	271,296
- Harsco Infrastructure transaction costs	20,076
- Harsco Infrastructure Segment depreciation expense reduction on assets classified as held-for sale	(17,281)
- Harsco Rail Segment grinder asset impairment charge	8,999
- Harsco Metals & Minerals Segment bad debt expense	2,592
- Taxes on above special items	(23,724)
- Non-cash tax impact of Harsco Infrastructure transaction on undistributed earnings of subsidiaries and valuation allowance	30,790
Net income from continuing operations, as adjusted	76,052
After-tax interest expense (b)	31,281
Net operating profit after tax, as adjusted	$107,333
Average equity	$760,820
Plus average debt	986,371
Average capital	$1,747,191
Return on invested capital excluding special items	6.14%
Net operating profit after tax, as adjusted, from above	$107,333
After-tax loss from Harsco Infrastructure Segment excluding special items	954
Net operating profit after tax, as adjusted	$108,287
Average capital from above	$1,747,191
Return on invested capital excluding special items and Harsco Infrastructure Segment	6.20%

(a) Return on invested capital excluding special items and the Harsco Infrastructure Segment is after-tax net income from continuing operations excluding special items, after-tax Harsco Infrastructure Segment results, and interest expense, divided by average capital for the year. The Company uses a trailing five quarter-end average for computing average capital.
(b) On an adjusted basis for the twelve months ended December 31, 2013, the Company's effective tax rate was 37%.

The Company's management believes return on invested capital excluding special items and the Harsco Infrastructure Segment, non-U.S. GAAP financial measures, are meaningful in evaluating the efficiency and effectiveness of the capital invested in the Company's business. Exclusion of special items permits evaluation and comparison of results for the Company's core business operations, and it is on this basis that management internally assesses the Company's performance. Exclusion of the Harsco Infrastructure Segment provides a basis for comparison of ongoing operations and prospects since the segment was divested in the fourth quarter of 2013. These measures should be considered in addition to, rather than as a substitute for, net income or other information provided in accordance with U.S. GAAP.

© 2014 Harsco Corporation. All rights reserved.

Reconciliation of Non-GAAP Measures

HARSCO Insight onsite.

HARSCO CORPORATION
EARNINGS BEFORE INTEREST, INCOME TAXES, DEPRECIATION AND AMORTIZATION EXCLUDING HARSCO INFRASTRUCTURE SEGMENT (EBITDA) (a)

(In millions)		Twelve Months for Period Ended December 31, 2013
Income (loss) from continuing operations	$	(228)
Addback:		
Interest expense		50
Income tax expense (benefit)		34
Harsco Infrastructure Segment loss, including depreciation and amortization		276
Depreciation and amortization expense, excluding Harsco Infrastructure Segment		179
Infrastructure transaction costs (b)		20
EBITDA excluding Harsco Infrastructure Segment	**$**	**331**

(a) Harsco calculates EBITDA as operating income (loss) before interest expense, income tax expense (benefit) and depreciation and amortization expense. EBITDA is not a measure of financial performance under U.S. GAAP. Accordingly, it should not be considered as a substitute for net income (loss), operating Income (loss), cash flow provided by operating activities or other income or cash flow data prepared in accordance with U.S. GAAP. However, Harsco's management believes that EBITDA may provide additional information with respect to the Company's performance. Harsco's management believes this additional information is enhanced by excluding the Harsco Infrastructure Segment from 2013 for comparative purposes to future years since that Segment was divested in the fourth quarter of 2013. Because EBITDA excludes some, but not all, items that affect net income and may vary among companies, the EBITDA presented by Harsco may not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, rather than as a substitute for, other information provided in accordance with U.S. GAAP.

(b) Harsco Infrastructure transaction costs recorded as Corporate expenses.

© 2014 Harsco Corporation. All rights reserved.

Reconciliation of Non-GAAP Measures

HARSCO Insight onsite.

HARSCO CORPORATION

EARNINGS BEFORE INTEREST, INCOME TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (Unaudited) (a)

(In million)	2017 Projected Low		2017 Projected High	
Income (loss) from continuing operations	$	155	$	175
Addback:				
Interest expense		45		50
Income tax expense (benefit)		50		55
Depreciation and amortization expense		190		200
EBITDA	$	440	$	480

(a) Harsco calculates EBITDA as operating income (loss) before interest expense, income tax expense (benefit) and depreciation and amortization expense. EBITDA is not a measure of financial performance under U.S. GAAP. Accordingly, it should not be considered as a substitute for net income (loss), operating Income (loss), cash flow provided by operating activities or other income or cash flow data prepared in accordance with U.S. GAAP. However, Harsco's management believes that EBITDA may provide additional information with respect to the Company's performance. Because EBITDA excludes some, but not all, items that affect net income and may vary among companies, the EBITDA presented by Harsco may not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, rather than as a substitute for, other information provided in accordance with U.S. GAAP.

© 2014 Harsco Corporation. All rights reserved.

Reconciliation of Non-GAAP Measures

HARSCO Insight onsite.

HARSCO CORPORATION

FREE CASH FLOW EXCLUDING HARSCO INFRASTRUCTURE SEGMENT (Unaudited)

(In thousands)		Twelve Months for Period Ended December 31, 2013
Net cash provided by operating activities	$	188,255
Less maintenance capital expenditures (a)		(128,331)
Less growth capital expenditures (b)		(117,816)
Plus capital expenditures for strategic ventures (c)		5,864
Plus total proceeds from sales of assets (d)		18,984
Plus Harsco Infrastructure Segment negative free cash flow		52,962
Free Cash Flow excluding Harsco Infrastructure Segment	$	19,918

(a) Maintenance capital expenditures are necessary to sustain the Company's current revenue streams and include contract renewals.
(b) Growth capital expenditures, for which management has discretion as to amount, timing and geographic placement, expand the Company's revenue base and create additional future cash flow.
(c) Capital expenditures for strategic ventures represent the partner's share of capital expenditures in certain ventures consolidated in the Company's financial statements.
(d) Asset sales are a normal part of the business model, primarily for the Harsco Infrastructure and Harsco Metals & Minerals Segments. This line item does not include any proceeds from the Harsco Infrastructure transaction.

The Company's management believes that free cash flow, a non-U.S. GAAP financial measure, is meaningful to investors because management reviews cash flows generated from operations less capital expenditures net of asset sales proceeds. Harsco's management believes this additional information is enhanced by excluding the Harsco Infrastructure Segment from 2013 for comparative purposes to future years since that Segment was divested in the fourth quarter of 2013. It is important to note that free cash flow does not represent the total residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure. This measure should be considered in addition to, rather than as a substitute for, other information provided in accordance with U.S. GAAP.

© 2014 Harsco Corporation. All rights reserved.

Reconciliation of Non-GAAP Measures

HARSCO Insight onsite.

HARSCO CORPORATION
FREE CASH FLOW (Unaudited) (a)

(In thousands)	2017 Projected Low	2017 Projected High
Net cash provided by operating activities	$ 265,000	$ 305,000
Less capital expenditures, (b)	(155,000)	(165,000)
Plus total proceeds from asset sales and capital expenditures for strategic ventures	5,000	10,000
Free Cash Flow	$ 115,000	$ 150,000

(a) Harsco calculates free cash flow as net cash provided by operating activities less net capital expenditures. Net capital expenditures is comprised of total capital expenditures less asset sales, which are a normal part of the Company's business model, and capital expenditures for strategic ventures recovered through a partner's capital contributions in certain strategic ventures consolidated in the Company's financial statements.

Free cash flow is not a measure of financial performance under U.S. GAAP. Accordingly, it should not be considered as a substitute for cash flow provided by operating activities or other cash flow data prepared in accordance with U.S. GAAP. However, Harsco's management reviews free cash flow and believes it may provide additional information with respect to the Company's performance and ability to meet its future working capital and working capital requirements. Because free cash flow includes items that are not part of cash flow provided by operating activities and may vary among companies, the free cash flow presented by Harsco may not be comparable to similarly titled measures of other companies.

(b) Capital expenditures encompass two primary elements: maintenance capital expenditures, which are necessary to sustain the Company's current revenue streams and include contract renewals; and growth capital expenditures, for which management has discretion as to amount, timing and geographic placement, and which expand the Company's revenue base and create additional future cash flow.

© 2014 Harsco Corporation. All rights reserved.

Reconciliation of Non-GAAP Measures

HARSCO Insight onsite.

HARSCO CORPORATION

OPERATING INCOME (LOSS) EXCLUDING SPECIAL ITEMS AND HARSCO INFRASTRUCTURE SEGMENT (Unaudited) (a)

(In thousands)	Twelve Months for Period Ended December 31, 2013
Operating income (loss), as reported	($134,799)
- Harsco Infrastructure Segment loss on disposal	271,296
- Harsco Infrastructure transaction costs	20,076
- Harsco Infrastructure Segment depreciation expense reduction on assets classified as held-for-sale	(17,281)
- Harsco Rail Segment grinder asset impairment charge	8,999
- Harsco Metals & Minerals Segment bad debt expense	2,592
Operating income (loss), excluding special items	**$150,883**
Plus Harsco Infrastructure Segment operating loss	1,311
Operating income (loss), excluding special items and the Harsco Infrastructure Segment	**$152,194**

(a) The Company's management believes operating income excluding special items and the Harsco Infrastructure Segment, which are non-U.S. GAAP financial measures, are useful to investors because they provide an overall understanding of the Company's historical and future prospects. Exclusion of special items permits evaluation and comparison of results for the Company's core business operations, and it is on this basis that management internally assesses the Company's performance. Exclusion of the Harsco Infrastructure Segment provides a basis for comparison of ongoing operations and prospects since the segment was divested in the fourth quarter of 2013. These measures should be considered in addition to, rather than as a substitute for, other information provided in accordance with U.S. GAAP.

© 2014 Harsco Corporation. All rights reserved.

Reconciliation of Non-GAAP Measures

HARSCO Insight onsite.

HARSCO CORPORATION

RECONCILIATION OF DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS EXCLUDING SPECIAL ITEMS AND HARSCO INFRASTRUCTURE SEGMENT (Unaudited)

(in thousands)	Twelve Months Ended December 31, 2013
Diluted loss per share from continuing operations, as reported	$(2.80)
- Harsco Infrastructure Segment loss on disposal (a)	3.16
- Harsco Infrastructure transaction costs (b)	0.19
- Harsco Infrastructure Segment depreciation expense reduction on assets classified as held-for-sale (c)	(0.21)
- Harsco Rail Segment grinder asset impairment charge (d)	0.08
- Harsco Metals & Minerals Segment bad debt expense (e)	0.02
- Non-cash tax impact of Harsco Infrastructure transaction (f)	0.38
Adjusted diluted earnings per share from continuing operations, excluding special items	**$0.82**
- Harsco Infrastructure Segment operating loss, excluding special items	0.05
Adjusted diluted earnings per share from continuing operations excluding special items and Harsco Infrastructure Segment	**$0.87**

(a) Loss resulting from the Harsco Infrastructure transaction which was announced in Q3 2013 ($271.3 million pre-tax)..
(b) Harsco Infrastructure transaction costs recorded as Corporate expenses ($20.1 million pre-tax).
(c) Depreciation expense reduction resulting from classification of Harsco Infrastructure Segment assets as held-for-sale ($17.3 million pre-tax).
(d) Asset impairment charge on rail grinder equipment in the Harsco Rail Segment ($9.0 million pre-tax).
(e) Bad debt expense incurred in the Harsco Metals & Minerals Segment ($2.6 million pre-tax).
(f) Non-cash tax impact of Harsco Infrastructure transaction – undistributed earnings of subsidiaries and deferred tax valuation allowance ($30.8 million).

The Company's management believes diluted earnings (loss) per share from continuing operations excluding special items and the Harsco Infrastructure Segment, non-U.S. GAAP financial measures, are useful to investors because they provide an overall understanding of the Company's historical and future prospects. Exclusion of special items permits evaluation and comparison of results for the Company's core business operations, and it is on this basis that management internally assesses the Company's performance. Exclusion of the Harsco Infrastructure Segment provides a basis for comparison of ongoing operations and prospects since the segment was divested in the fourth quarter of 2013. These measures should be considered in addition to, rather than as a substitute for, other information provided in accordance with U.S. GAAP.

© 2014 Harsco Corporation. All rights reserved.

Reconciliation of Non-GAAP Measures

HARSCO Insight onsite.

HARSCO CORPORATION
FREE CASH FLOW (Unaudited)

(In millions)		Projected Twelve Months Ending December 31, 2014 Low		High
Net cash provided by operating activities	$	245	$	280
Less capital expenditures (a)		(240)		(250)
Plus total proceeds from asset sales and capital expenditures for strategic ventures (b)		30		35
Free Cash Flow	$	35	$	65

(a) Capital expenditures encompass two primary elements: maintenance capital expenditures, which are necessary to sustain the Company's current revenue streams and include contract renewal; and growth capital expenditures, for which management has discretion as to amount, timing and geographic placement, and which expand the Company's revenue base and create additional future cash flow.

(b) This line item includes proceeds of $12 million from the Harsco Infrastructure Transaction net working capital settlement. Asset sales are a normal part of the business model, primarily for the Harsco Metals & Minerals Segment. Capital expenditures for strategic ventures represent the partner's share of capital expenditures in certain ventures consolidated in the Company's financial statements.

The Company's management believes that free cash flow, a non-U.S. GAAP financial measure, is meaningful to investors because management reviews cash flows generated from operations less capital expenditures net of asset sales proceeds. It is important to note that free cash flow does not represent the total residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure. This measure should be considered in addition to, rather than as a substitute for, other information provided in accordance with U.S. GAAP.

© 2014 Harsco Corporation. All rights reserved.

Reconciliation of Non-GAAP Measures

HARSCO CORPORATION
RECONCILIATION OF DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS EXCLUDING SPECIAL ITEMS AND HARSCO INFRASTRUCTURE SEGMENT (Unaudited)

	Three Months Ended June 30		Six Months Ended June 30	
(In thousands)	2014	2013 (a)	2014	2013 (a)
Diluted earnings (loss) per share from continuing operations, as reported	$ (0.19)	$ 0.30	$ (0.04)	$ 0.39
- Harsco Infrastructure Segment loss on disposal (b)	0.04	-	0.04	-
- Harsco Infrastructure Transaction costs (c)	-	-	0.01	-
- Harsco Metals & Minerals Segment Project Orion charges (d)	0.07	-	0.07	-
- Harsco Metals & Minerals Segment contract termination charges (e)	0.14	-	0.14	-
- Harsco Metals & Minerals Segment site exit and underperforming contract charges (f)	0.11	-	0.11	-
Adjusted diluted earnings per share from continuing operations, excluding special items	**$ 0.17**	$ 0.30	**$ 0.33**	$ 0.39
- Plus Harsco Infrastructure Segment (income) loss from continuing operations (g)	-	(0.01)	-	0.06
Adjusted diluted earnings per share from continuing operations excluding special items and Harsco Infrastructure Segment	**$ 0.17**	$ 0.29	**$ 0.33**	$ 0.45

(a) No special items were excluded in the three or six months ended June 30, 2013.
(b) Loss resulting from the Harsco Infrastructure Transaction, which was consummated in the fourth quarter of 2013 (Q2 2014 $3.2 million pre-tax; six months 2014 $3.9 million pre-tax).
(c) Harsco Infrastructure Transaction costs recorded as Corporate expenses (Q2 2014 $0.2 million pre-tax; six months 2014 $1.7 million pre-tax).
(d) Harsco Metals & Minerals Segment Improvement Plan ("Project Orion") phase one restructuring charges (Q2 and six months 2014 $8.5 million pre-tax).
(e) Harsco Metals & Minerals Segment charges incurred in connection with the termination of a contract for a customer in receivership (Q2 and six months 2014 $11.6 million pre-tax, which includes $7.7 million primarily for non-cash long lived asset impairment and $3.9 million pre-receivership receivable bad debt reserve charges).
(f) Harsco Metals & Minerals Segment charges primarily attributable to site exit costs and non-cash long lived asset impairment charges associated with strategic actions from Project Orion's focus on underperforming contracts (Q2 and six months 2014 $10.9 million pre-tax).
(g) Includes equity in income of affiliates and noncontrolling interests (Q2 2013 $(0.5) million and six months 2013 $(1.9) million). Segment operating results incorporate reclassifications for the three months and six months ended June 30, 2013 to conform to the revised manner in which the Company now allocates corporate expenses to operating segments as a result of changes in organizational structure resulting from the Infrastructure Transaction, which was consummated in the fourth quarter of 2013. The changes do not impact the Company's previously reported consolidated revenues from continuing operations, operating income from continuing operations or income from continuing operations before income taxes and equity income.

The Company's management believes diluted earnings per share from continuing operations excluding special items and the Harsco Infrastructure Segment, which are non-U.S. GAAP financial measures, are useful to investors because they provide an overall understanding of the Company's historical and future prospects. Exclusion of special items permits evaluation and comparison of results for the Company's core business operations, and it is on this basis that management internally assesses the Company's performance. Exclusion of the Harsco Infrastructure Segment from 2013 provides a basis for comparison of ongoing operations and prospects since the segment was divested in the fourth quarter of 2013. These measures should be considered in addition to, rather than as a substitute for, other information provided in accordance with U.S. GAAP.

© 2014 Harsco Corporation. All rights reserved.

Reconciliation of Non-GAAP Measures

HARSCO CORPORATION
REVIEW OF OPERATIONS BY SEGMENT EXCLUDING SPECIAL ITEMS AND HARSCO INFRASTRUCTURE SEGMENT
(Unaudited)
(In thousands)

	Harsco Metals & Minerals	Harsco Infrastructure	Harsco Industrial	Harsco Rail	Corporate	Consolidated Totals	Less: Harsco Infrastructure	Consolidated Totals Excluding Harsco Infrastructure
Three Months Ended June 30, 2014								
Operating income (loss), excluding special items	**$ 21,721**	**$ -**	**$ 17,429**	**$ 13,526**	**$ (12,066)**	**$ 40,610**	**$ -**	**$ 40,610**
Revenues, as reported	**$ 360,994**	**$ -**	**$ 103,005**	**$ 70,578**	**$ -**	**$ 534,577**	**$ -**	**$ 534,577**
Operating margin %, excluding special items	**6.0%**		**16.9%**	**19.2%**		**7.6%**		**7.6%**
Three Months Ended June 30, 2013								
Operating income (loss), as reclassified (a) (b)	$ 27,053	$ 2,288	$ 15,553	$ 15,932	$ (9,979)	$ 50,847	$ 2,288	$ 48,559
Revenues, as reported	$ 336,146	$ 251,172	$ 93,772	$ 78,646	$ -	$ 759,736	$ 251,172	$ 508,564
Operating margin %, excluding special items	8.0%	0.9%	16.6%	20.3%		6.7%		9.5%
Six Months Ended June 30, 2014								
Operating income (loss), excluding special items	**$ 44,939**	**$ -**	**$ 34,000**	**$ 19,025**	**$ (22,877)**	**$ 75,087**	**$ -**	**$ 75,087**
Revenues, as reported	**$ 714,032**	**$ -**	**$ 205,105**	**$ 128,139**	**$ -**	**$ 1,047,276**	**$ -**	**$ 1,047,276**
Operating margin %, excluding special items	**6.3%**		**16.6%**	**14.8%**		**7.2%**		**7.2%**
Six Months Ended June 30, 2013								
Operating income (loss), as reclassified (a) (b)	$ 50,282	$ (4,764)	$ 31,162	$ 19,110	$ (19,158)	$ 76,632	$ (4,764)	$ 81,396
Revenues, as reported	$ 673,470	$ 467,231	$ 184,218	$ 150,212	$ -	$ 1,475,131	$ 467,231	$ 1,007,900
Operating margin %, excluding special items	7.5%	(1.0)%	16.9%	12.7%		5.2%		8.1%

(a) No special items were excluded in the three or six months ended June 30, 2013.
(b) The Company has reclassified segment operating results for the three months and six month ended June 30, 2013 to conform to the revised manner in which the Company now allocates corporate expenses to operating segments as a result of changes in organizational structure resulting from the Infrastructure Transaction, which was consummated in the fourth quarter of 2013. The changes do not impact the Company's previously reported consolidated revenues from continuing operations, operating income from continuing operations or income from continuing operations before income taxes and equity income.

The Company's management believes operating margin excluding special items and the Harsco Infrastructure Segment, which are non-U.S. GAAP financial measures, are useful to investors because they provide an overall understanding of the Company's historical and future prospects. Exclusion of special items permits evaluation and comparison of results for the Company's core business operations, and it is on this basis that management internally assesses the Company's performance. Exclusion of the Harsco Infrastructure Segment from 2013 provides a basis for comparison of ongoing operations and prospects since the segment was divested in the fourth quarter of 2013. These measures should be considered in addition to, rather than as a substitute for, other information provided in accordance with U.S. GAAP.

© 2014 Harsco Corporation. All rights reserved.

Reconciliation of Non-GAAP Measures

HARSCO Insight onsite.

HARSCO CORPORATION
RECONCILIATION OF OPERATING INCOME (LOSS) BY SEGMENT EXCLUDING SPECIAL ITEMS AND HARSCO INFRASTRUCTURE SEGMENT (Unaudited)
(In thousands)

	Harsco Metals & Minerals	Harsco Infrastructure	Harsco Industrial	Harsco Rail	Corporate	Consolidated Totals	Less: Harsco Infrastructure	Consolidated Totals Excluding Harsco Infrastructure
Three Months Ended June 30, 2014								
Operating income (loss), as reported	$ (9,238)	$ -	$ 17,429	$ 13,526	$ (15,481)	$ 6,236	$ -	$ 6,236
- Harsco Infrastructure Segment loss on disposal	-	-	-	-	3,166	3,166	-	3,166
- Harsco Infrastructure Transaction costs	-	-	-	-	249	249	-	249
- Harsco Metals & Minerals Segment Project Orion charges	8,539	-	-	-	-	8,539	-	8,539
- Harsco Metals & Minerals Segment contract termination charges	11,557	-	-	-	-	11,557	-	11,557
- Harsco Metals & Minerals Segment site exit and underperforming contract charges	10,863	-	-	-	-	10,863	-	10,863
Operating income (loss), excluding special items	$ 21,721	$ -	$ 17,429	$ 13,526	$ (12,066)	$ 40,610	$ -	$ 40,610
Revenues, as reported	$ 360,994	$ -	$ 103,005	$ 70,578	$ -	$ 534,577	$ -	$ 534,577
Three Months Ended June 30, 2013								
Operating income (loss), as reclassified (a) (b)	$ 27,053	$ 2,288	$ 15,553	$ 15,932	$ (9,979)	$ 50,847	$ 2,288	$ 48,559
Revenues, as reported	$ 336,146	$ 251,172	$ 93,772	$ 78,646	$ -	$ 759,736	$ 251,172	$ 508,564

(a) No special items were excluded in the three months ended June 30, 2013.
(b) The Company has reclassified segment operating results for the three months ended June 30, 2013 to conform to the revised manner in which the Company now allocates corporate expenses to operating segments as a result of changes in organizational structure resulting from the Infrastructure Transaction, which was consummated in the fourth quarter of 2013. The changes do not impact the Company's previously reported consolidated revenues from continuing operations, operating income from continuing operations or income from continuing operations before income taxes and equity income.

The Company's management believes operating income excluding special items and the Harsco Infrastructure Segment, which are non-U.S. GAAP financial measures, are useful to investors because they provide an overall understanding of the Company's historical and future prospects. Exclusion of special items permits evaluation and comparison of results for the Company's core business operations, and it is on this basis that management internally assesses the Company's performance. Exclusion of the Harsco Infrastructure Segment from 2013 provides a basis for comparison of ongoing operations and prospects since the segment was divested in the fourth quarter of 2013. These measures should be considered in addition to, rather than as a substitute for, other information provided in accordance with U.S. GAAP.

© 2014 Harsco Corporation. All rights reserved.

Reconciliation of Non-GAAP Measures

HARSCO Insight onsite.

HARSCO CORPORATION
RECONCILIATION OF OPERATING INCOME (LOSS) BY SEGMENT EXCLUDING SPECIAL ITEMS AND HARSCO INFRASTRUCTURE SEGMENT (Unaudited)
(In thousands)

	Harsco Metals & Minerals	Harsco Infrastructure	Harsco Industrial	Harsco Rail	Corporate	Consolidated Totals	Less: Harsco Infrastructure	Consolidated Totals Excluding Harsco Infrastructure
Six Months Ended June 30, 2014								
Operating income (loss), as reported	$ 13,980	$ -	$ 34,000	$ 19,025	$ (28,430)	$ 38,575	$ -	$ 38,575
- Harsco Infrastructure Segment loss on disposal	-	-	-	-	3,865	3,865	-	3,865
- Harsco Infrastructure Transaction costs	-	-	-	-	1,688	1,688	-	1,688
- Harsco Metals & Minerals Segment Project Orion charges	8,539	-	-	-	-	8,539	-	8,539
- Harsco Metals & Minerals Segment contract termination charges	11,557	-	-	-	-	11,557	-	11,557
- Harsco Metals & Minerals Segment site exit and underperforming contract charges	10,863	-	-	-	-	10,863	-	10,863
Operating income (loss), excluding special items	$ 44,939	$ -	$ 34,000	$ 19,025	$ (22,877)	$ 75,087	$ -	$ 75,087
Revenues, as reported	$ 714,032	$ -	$ 205,105	$ 128,139	$ -	$ 1,047,276	$ -	$ 1,047,276
Six Months Ended June 30, 2013								
Operating income (loss), as reclassified (a) (b)	$ 50,282	$ (4,764)	$ 31,162	$ 19,110	$ (19,158)	$ 76,632	$ (4,764)	$ 81,396
Revenues, as reported	$ 673,470	$ 467,231	$ 184,218	$ 150,212	$ -	$ 1,475,131	$ 467,231	$ 1,007,900

(a) No special items were excluded in the six months ended June 30, 2013.
(b) The Company has reclassified segment operating results for the six months ended June 30, 2013 to conform to the revised manner in which the Company now allocates corporate expenses to operating segments as a result of changes in organizational structure resulting from the Infrastructure Transaction, which was consummated in the fourth quarter of 2013. The changes do not impact the Company's previously reported consolidated revenues from continuing operations, operating income from continuing operations or income from continuing operations before income taxes and equity income.

The Company's management believes operating income excluding special items and the Harsco Infrastructure Segment, which are non-U.S. GAAP financial measures, are useful to investors because they provide an overall understanding of the Company's historical and future prospects. Exclusion of special items permits evaluation and comparison of results for the Company's core business operations, and it is on this basis that management internally assesses the Company's performance. Exclusion of the Harsco Infrastructure Segment from 2013 provides a basis for comparison of ongoing operations and prospects since the segment was divested in the fourth quarter of 2013. These measures should be considered in addition to, rather than as a substitute for, other information provided in accordance with U.S. GAAP.

© 2014 Harsco Corporation. All rights reserved.

Reconciliation of Non-GAAP Measures

HARSCO Insight onsite.

HARSCO CORPORATION
FREE CASH FLOW (Unaudited)

	Three Months Ended June 30		Six Months Ended June 30	
(In thousands)	2014	2013	2014	2013
Net cash provided by operating activities	$ 46,921	$ 52,954	$ 74,449	$ 56,369
Less maintenance capital expenditures (a)	(29,896)	(38,878)	(55,900)	(66,137)
Less growth capital expenditures (b)	(11,836)	(27,580)	(25,715)	(54,054)
Plus capital expenditures for strategic ventures (c)	387	2,646	1,191	4,764
Plus total proceeds from sales of assets (d)	14,717	4,258	18,523	14,853
Free Cash Flow	$ 20,293	$ (6,600)	$ 12,548	$ (44,205)
Plus Harsco Infrastructure Segment negative Free Cash Flow	-	10,871	-	30,138
Free Cash Flow excluding Harsco Infrastructure Segment	$ 20,293	$ 4,271	$ 12,548	$ (14,067)

(a) Maintenance capital expenditures are necessary to sustain the Company's current revenue streams and include contract renewal.
(b) Growth capital expenditures, for which management has discretion as to amount, timing and geographic placement, expand the Company's revenue base and create additional future cash flow.
(c) Capital expenditures for strategic ventures represent the partner's share of capital expenditures in certain ventures consolidated in the Company's financial statements.
(d) Asset sales are a normal part of the business model, primarily for the Harsco Metals & Minerals Segment. For the three and six months ended June 30, 2014, this line item also includes proceeds of $12.4 million from the Harsco Infrastructure Transaction net working capital settlement.

The Company's management believes that free cash flow, which is a non-U.S. GAAP financial measure, is meaningful to investors because management reviews cash flows generated from operations less capital expenditures net of asset sales proceeds. It is important to note that free cash flow does not represent the total residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure. Exclusion of the Harsco Infrastructure Segment from 2013 provides a basis for comparison of ongoing operations and prospects since the segment was divested in the fourth quarter of 2013. This measure should be considered in addition to, rather than as a substitute for, other information provided in accordance with U.S. GAAP.

© 2014 Harsco Corporation. All rights reserved.

Reconciliation of Non-GAAP Measures

HARSCO Insight onsite.

HARSCO CORPORATION
RETURN ON INVESTED CAPITAL EXCLUDING SPECIAL ITEMS AND HARSCO INFRASTRUCTURE SEGMENT (a)

(in thousands)	Trailing Twelve Months for Period Ended June 30 2014	2013
Net loss from continuing operations, as reported	$ (256,181)	$ (200,233)
Special items:		
- Harsco Infrastructure Segment loss on disposal	275,161	-
- Harsco Infrastructure Transaction costs	21,764	-
- Harsco Infrastructure Segment depreciation expense reduction on assets classified as held-for-sale	(17,281)	-
- Harsco Metals & Minerals Segment Project Orion charges	8,539	-
- Harsco Rail Segment grinder asset impairment charge	8,999	-
- Harsco Metals & Minerals Segment bad debt charges	2,592	-
- Harsco Metals & Minerals Segment contract termination charges	11,557	-
- Harsco Metals & Minerals Segment site exit and underperforming contract charges	10,863	-
- Harsco 2011/2012 Restructuring Program charges	-	29,389
- Harsco Infrastructure Segment goodwill impairment charge	-	265,038
- Harsco Metals & Minerals Segment asset impairment charges	-	7,645
- Harsco Infrastructure Segment gains associated with exited countries	-	(4,152)
- Tax impact of above special items	(29,223)	(4,625)
- Non-cash tax impact of Harsco Infrastructure Transaction on undistributed earnings of subsidiaries and valuation allowance	30,790	-
Net income from continuing operations, as adjusted	67,580	93,062
After-tax interest expense (b)	30,514	29,955
Net operating profit after tax, as adjusted	$ 98,094	$ 123,017
Average equity	$ 633,837	$ 995,432
Plus average debt	933,637	1,009,231
Average capital	$ 1,567,474	$ 2,004,663
Return on invested capital excluding special items	6.3%	6.1%
Net operating profit after tax, as adjusted, from above	$ 98,094	$ 123,017
After-tax (income) loss from Harsco Infrastructure Segment excluding special items	(2,514)	1,586
Net operating profit after tax, as adjusted	$ 95,580	$ 124,603
Average capital, from above	$ 1,567,474	$ 2,004,663
Return on invested capital excluding special items and Harsco Infrastructure Segment	6.1%	6.2%

(a) Return on invested capital excluding special items and the Harsco Infrastructure Segment is after-tax net income from continuing operations excluding special items, after-tax Harsco Infrastructure Segment results, and interest expense, divided by average capital for the year. The Company uses a trailing twelve month average for computing average capital.
(b) The Company's effective tax rate was 37% on an adjusted basis for both periods for interest expense.

The Company's management believes return on invested capital excluding special items and the Harsco Infrastructure Segment, which are non-U.S. GAAP financial measures, are meaningful in evaluating the efficiency and effectiveness of the capital invested in the Company's business. Exclusion of special items permits evaluation and comparison of results for the Company's core business operations, and it is on this basis that management internally assesses the Company's performance. Exclusion of the Harsco Infrastructure Segment provides a basis for comparison of ongoing operations and prospects since the segment was divested in the fourth quarter of 2013. These measures should be considered in addition to, rather than as a substitute for, net income or other information provided in accordance with U.S. GAAP.

© 2014 Harsco Corporation. All rights reserved.